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                                                                    EXHIBIT 21.1

LIST OF SUBSIDIARIES
--------------------                                                 ----------
                                                                     COUNTRY OF
NAME                                                                 INCORPORATION
Compania Argentina de Levaduras S.A.I.C.                             Argentina
Sudamericana de Levaduras S.A. de Inversiones                        Argentina
Surgras S.A.                                                         Argentina
Bevsel Pty Limited                                                   Australia
BPC1 Pty Limited                                                     Australia
BPT South Pacific Pty Limited                                        Australia
Burns Philp Australia Pty Limited                                    Australia
Burns Philp Camellia Pty Limited                                     Australia
Burns Philp Capital Pty Limited                                      Australia
Burns Philp Custodians Pty Limited                                   Australia
Burns Philp Food Holdings Pty Limited                                Australia
Burns Philp Food Overseas Holdings Limited                           Australia
Burns Philp Food Overseas Investments Pty Limited                    Australia
Burns Philp Food Properties Pty Limited                              Australia
Burns Philp Food Services Pty Limited                                Australia
Burns Philp Hardware Holdings Pty Limited                            Australia
Burns Philp International Investments Pty Limited                    Australia
Burns Philp Investments Pty Limited                                  Australia
Burns Philp Microbiology Pty Limited                                 Australia
Burns Philp Middle East Pty Limited                                  Australia
Burns Philp Overseas Holdings Limited                                Australia
Burns Philp Pakistan Pty Limited                                     Australia
Burns Philp Shipping Holdings Pty Limited                            Australia
Burns Philp South America Pty Limited                                Australia
Burns Philp Technology Pty Limited                                   Australia
Burns Philp Technology & Development Pty Limited                     Australia
Burns Philp Treasury (Australia) Limited                             Australia
E L Bell Pty Limited                                                 Australia
Indonesian Yeast Company Pty Limited                                 Australia
Integrated Ingredients Indonesia Pty Limited                         Australia
Integrated Ingredients Pty Limited                                   Australia
Mauri Fermentation Argentina Pty Limited                             Australia
Mauri Fermentation Brazil Pty Limited                                Australia
Mauri Fermentation Chile Pty Limited                                 Australia
Mauri Fermentation China Pty Limited                                 Australia
Mauri Fermentation India Pty Limited                                 Australia
Mauri Fermentation Indonesia Pty Limited                             Australia
Mauri Fermentation Malaysia Pty Limited                              Australia
Mauri Fermentation Philippines Pty Limited                           Australia
Mauri Fermentation Vietnam Pty Limited                               Australia
Mauri Grocery Pty Limited                                            Australia
Mauri Integrated Ingredients Pty Limited                             Australia
Mauri Yeast Australia Pty Limited                                    Australia
MBT Engineering Pty Limited                                          Australia
MBT Fabrication Services Pty Limited                                 Australia
Nanged Pty Limited                                                   Australia
Burns Philp A & B Limited                                            Bangladesh
Empresa Brasileira de Fermentos Fleischmann Ltda                     Brazil

                                                                     COUNTRY OF
NAME                                                                 INCORPORATION
Burns Philp Brasil Industria e Comercio de Alimentos Ltda            Brazil
Burns Philp Food Limited                                             Canada
Burns Philp Chile Inversiones Ltda                                   Chile
Harbin Mauri Yeast Company Limited                                   China
Hebei Mauri Food Company Limited                                     China
Panyu Mauri Food Company Limited                                     China
Yantai Mauri Yeast Company Limited                                   China
Burns Philp Colombia S.A.                                            Colombia
Burns Philp Ecuador S.A.                                             Ecuador
BEG France SARL                                                      France
BEG Backhefe Export GmbH                                             Germany
Burns Philp Deutschland Export Nahrungsmittel-
Vertriebsgesellschaft mbH                                            Germany
Burns Philp Deutschland GmbH                                         Germany
Burns Philp Deutschland Grundbesitz GmbH                             Germany
Deutsche Hefewerke GmbH                                              Germany
Burns Philp Guatemala S.A.                                           Guatemala
Burns Philp India (Private) Limited                                  India
Cochin Spices Private Limited                                        India
Mauri Yeast India (Private) Limited                                  India
Burns Philp Alimentos S de R.L. de C.V.                              Mexico
Burns Philp Mexico, S.A. de C.V.                                     Mexico
Burns Philp Netherlands European Holdings BV                         The Netherlands
Burns Philp Treasury (Europe) B.V.                                   The Netherlands
Burns Philp (New Zealand) Limited                                    New Zealand
New Zealand Food Industries Limited                                  New Zealand
Goodman Finance Limited                                              New Zealand
Pinnacle NZ Limited                                                  New Zealand
Burns Philp Peru S.A.C.                                              Peru
Mauri Fermentos, S.A.                                                Portugal
Burns Philp Food S.A.                                                Spain
Burns Philp Lanka (Private) Limited                                  Sri Lanka
Mauri Maya Sanayi A.S.                                               Turkey
Burns Philp (U.K.) Plc                                               United Kingdom
Burns Philp Europe Limited                                           United Kingdom
Burns Philp Pension Plan Limited                                     United Kingdom
BPCUS1 Inc.                                                          United States
Burns Philp Capital (U.S.) Inc.                                      United States
Burns Philp Food Inc.                                                United States
Burns Philp Inc.                                                     United States
Tone Brothers, Inc.                                                  United States
Fitamar S.A.                                                         Uruguay
Flodden S.A.                                                         Uruguay
Greensted S.A.                                                       Uruguay
Levadura Uruguaya S.A.                                               Uruguay
Burns Philp Venezuela S.A.                                           Venezuela
Mauri-La Nga Fermentation Co. Limited                                Vietnam

                                                                     COUNTRY OF
NAME                                                                 INCORPORATION
Burns Philp Shipping Overseas Holdings Pty Limited (in voluntary     Australia
liquidation)
Burns Philp Shipping Overseas Investments Pty Limited                Australia
(in voluntary liquidation)
Hefe-Patent GmbH (in voluntary liquidation)                          Germany
S. Hoffnung & Co.  (in voluntary liquidation)                        United Kingdom

                      LIST OF GOODMAN FIELDER SUBSIDIARIES

                                                                       COUNTRY OF
NAME                                                                  INCORPORATION
BCW Hotplate Bakery Pty Limited                                        Australia
Cairns Bakeries Holding Co Pty Limited                                 Australia
Cobbity Farm Bakeries Pty Limited                                      Australia
Country Bake Bakeries Pty Limited                                      Australia
Country Bake Cairns Pty Limited                                        Australia
Country Bake Mid Coast Pty Limited                                     Australia
Country Bake Tasmania Pty Limited                                      Australia
Darwin Bakery Pty Limited                                              Australia
Defiance Corporate Pty Limited                                         Australia
Defiance Enterprises Pty Limited                                       Australia
Defiance International Trading Pty Limited                             Australia
Defiance Mills Pty Limited                                             Australia
Ernest Adams Australia Pty Limited                                     Australia
ETA Foods Pty Limited                                                  Australia
FGD Share Plan Nominees Pty Limited                                    Australia
Fielder Gillespie Davis Finance Pty Limited                            Australia
G F Australia Pty Limited                                              Australia
G F D Australia Pty Limited                                            Australia
G F Defiance Pty Limited                                               Australia
GF Finance International Pty Limited                                   Australia
GF Finance Limited                                                     Australia
GF Fresh Pty Limited                                                   Australia
GF Group Services Pty Limited                                          Australia
GF Trade Finance Pty Limited                                           Australia
G Wood Son and Company Proprietary Limited                             Australia
Gillespie Bros Holdings Pty Limited                                    Australia
Goodman Fielder Consumer Foods Pty Limited                             Australia
Goodman Fielder Field Operations Pty Limited                           Australia
Goodman Fielder Food Services Pty Limited                              Australia
Goodman Fielder Ingredients Pty Limited                                Australia
Goodman Fielder International Pty Limited                              Australia
Goodman Fielder Pty Limited                                            Australia
Goodman Fielder Nominees Pty Limited                                   Australia
Goodman Fielder Superannuation Fund Pty Limited                        Australia
ML (WA) Export Pty Limited                                             Australia
Mowbray Industries Pty Limited                                         Australia
Namregtown International Limited                                       Australia
Provincial Traders Foods Pty Limited                                   Australia
QBA Properties Pty Limited                                             Australia
Quality Bakers Australia Limited                                       Australia
Regal Bakeries Pty Limited                                             Australia
Rochna Pty Limited                                                     Australia
Sirius Biotechnology International Pty Limited                         Australia
Sirius Biotechnology Limited                                           Australia
Southern Border Bakeries Pty Limited                                   Australia
Stuart Bakery Pty Limited                                              Australia

                                                                       COUNTRY OF
NAME                                                                  INCORPORATION
Sunicrust Bakeries Pty Limited                                         Australia
The Uncle Tobys Company Limited                                        Australia
Uncle Tobys Properties Pty Limited                                     Australia
Wakely Bros Pty Limited                                                Australia
Wide Bay Bakeries Pty Limited                                          Australia
William Jackett & Son Pty Limited                                      Australia
GOODMAN FIELDER (SHANGHAI) CO LTD                                        China
QUINGDAO XINGHUA FOODSTUFF & CEREAL OIL CO LTD                           China
EVERCRISP SNACK PRODUCTS (SOUTH SEAS) LTD                                 Fiji
GOODMAN FIELDER (FIJI) LIMITED                                            Fiji
GOODMAN FIELDER INTERNATIONAL (FIJI) LIMITED                              Fiji
TUCKER GROUP (FIJI) LTD                                                   Fiji
TUCKERS ICE CREAM COMPANY (FIJI) LTD                                      Fiji
GOODMAN FIELDER INTERNATIONAL (CHINA) LTD                              Hong Kong
GOODMAN FIELDER INTERNATIONAL (HONG KONG) LTD                          Hong Kong
GOODMAN FIELDER INTERNATIONAL SDN BHD                                   Malaysia
GOODMAN FIELDER NOUVELLE CALEDONIE                                   New Caledonia
MOULINS DU PACIFIQUE SUD SA                                          New Caledonia
SOCIETE INDUSTRIELLE COMMERCIALE ET AGRO ALIMENTAIRE                 New Caledonia
BLUEBIRD FOODS LIMITED                                                New Zealand
GF FINANCE (N.Z.) LIMITED                                             New Zealand
GF INTERTRADE LIMITED                                                 New Zealand
GF RETIREMENT NOMINEES LIMITED                                        New Zealand
GOODMAN FIELDER MILLING & BAKING NEW ZEALAND LIMITED                  New Zealand
GOODMAN FIELDER NEW ZEALAND LIMITED                                   New Zealand
MEADOW LEA FOODS LIMITED                                              New Zealand
NZ MARGARINE HOLDINGS LIMITED                                         New Zealand
QUALITY BAKERS NEW ZEALAND LIMITED                                    New Zealand
ASSOCIATED MILLS LIMITED                                            Papua New Guinea
BINNEN BAKERY LIMITED                                               Papua New Guinea
EVERCRISP SNACKS (PNG) LIMITED                                      Papua New Guinea
GOLDEN CRUST BAKERY Pty LIMITED                                     Papua New Guinea

                                                                       COUNTRY OF
NAME                                                                  INCORPORATION
GOODMAN FIELDER INTERNATIONAL (PNG) LIMITED                         Papua New Guinea
MOUNT HAGEN BAKERY LIMITED                                          Papua New Guinea
RBPM LIMITED                                                        Papua New Guinea
GOODMAN FIELDER INTERNATIONAL (PHILIPPINES) INC                       Phillipines
GF INSURANCE & RISK MANAGEMENT SERVICES PTE LTD                        Singapore
GF INVESTMENTS (ASIA) PTE LIMITED                                      Singapore
GOODMAN FIELDER INTERNATIONAL (SINGAPORE) PTE LTD                      Singapore
QUALITY BAKERS (ASIA) PTE LTD                                          Singapore
GOODMAN FIELDER INTERNATIONAL (S.I.) LTD                            Solomon Islands
GF INGREDIENTS USA INC.                                                  U.S.A